Compensation Receivable for Consumption Tax, Net	12 Months Ended
Mar. 31, 2023
Compensation Receivable for Consumption Tax, Net [Abstract]
COMPENSATION RECEIVABLE FOR CONSUMPTION TAX, NET

NOTE 6 – COMPENSATION RECEIVABLE FOR CONSUMPTION TAX, NET

Compensation receivable for consumption tax, net consisted of the following:

	March 31, 2023	March 31, 2022
Compensation receivable for consumption tax	$23,579,234	$-
Allowance for doubtful accounts	(436,145)	-
Subtotal	23,143,089	-
Less: compensation receivable for consumption tax, current	(3,912,719)	-
Long-term compensation receivable for consumption tax, net	$19,230,370	$-

The Tokyo Regional Taxation Bureau had conducted a tax examination into the Company’s consumption tax filing for the period from July 2018 to December 2021. As a result of the examination, the Company was required to return consumption tax refund amounting to approximately $28.3 million (approximately ¥3.8 billion) for export transactions that were determined not to meet the tax exemption requirements due to failure in submission of relevant export documents (see Note 14) by the Company’s certain suppliers and customers. The Company entered into agreements with relevant suppliers and customers to claim compensation for damages from the additional consumption tax payment. These suppliers and customers agreed to compensate the Company and as of March 31, 2023, the net total of approximately $23.2 million (approximately ¥3.1 billion), including approximately $23.1 million due from third parties and approximately $0.1 million due from a related party (see Note 14). The compensation receivable for consumption tax will be paid over two years from the date of the agreements. As the date of this report, approximately $3.3 million of the March 31, 2023 balance has been subsequently collected.